                NATIONAL VISION ASSOCIATES, LTD.
        RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                            ARTICLE I

Purpose, Scope and Administration of the Plan

     1.1 Purpose. The purpose of the Plan is to promote the long-term success of NATIONAL VISION ASSOCIATES, LTD. by providing financial incentives to non-employee directors who are in positions to make significant contributions toward such success. The Plan is designed to attract and retain individuals of outstanding ability to serve as directors of NATIONAL VISION ASSOCIATES, LTD. and to encourage such directors to acquire a proprietary interest in NATIONAL VISION ASSOCIATES, LTD., to continue service as directors of NATIONAL VISION ASSOCIATES, LTD., and to render superior performance during such service. The Plan restates the Non-Employee Director Stock Option Plan adopted by the Board in July 1992 and approved by the shareholders of the Company in May 1993.

     1.2 Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan the following terms have the following meanings:

          (a) "1997 Annual Meeting" means the annual meeting of shareholders of the Company scheduled to be held on April 29, 1997, or any adjournment thereof.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.

          (d)  "Committee" means the Compensation Committee of the Board.

          (e) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

          (f) "Company" means National Vision Associates, Ltd., a Georgia corporation.

          (g)  "Disability," as applied to a Grantee, means that the Grantee
               (1) has established to the satisfaction of the Committee that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and (2) has satisfied any requirement imposed by the Committee in regard to evidencing such disability.


          (h)  "Effective Date" shall have the meaning specified in Section
                1.5.

          (i)  "Fair Market Value" shall be determined as follows:

               (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on the NASDAQ National Market System and closing sale prices for the Shares are customarily quoted, on the basis of the quoted closing sale price or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

               (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on the NASDAQ National Market System, but the Shares otherwise are publicly traded and reported by NASDAQ (but closing sale prices for the Shares are not customary quoted), on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by NASDAQ; but, if there are no bid and asked quotations in the over-the-counter market as reported by NASDAQ on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ on the last previous day such bid and asked prices were quoted; and

              (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

          (j) "Grant Date," as used with respect to a particular Option, means the date as of which such Option is granted.

          (k) "Grantee" means the Non-Employee Director to whom an Option is granted.

          (l) "Non-Employee Director" means any duly elected member of the Board who does not constitute an "employee" of the Company for purposes of Section 422 of the Code.

          (m)  "Option" means an option granted under this Plan.

          (n) "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option.


          (o) "Option Period" means, subject to Article II hereof, with respect to any Option, the period beginning on the date an Option first becomes exercisable and ending at such time not later than the tenth anniversary of the Grant Date, during which the Option may be exercised.

          (p) "Plan" means the National Vision Associates, Ltd. Restated Non-Employee Director Stock Option Plan as set forth herein and as amended from time to time.

          (q)  "Shares" means shares of Common Stock.

     1.3  Aggregate Limitation.

          (a) The aggregate number of Shares with respect to which Options may be granted shall not exceed 500,000 Shares, subject to possible adjustment in accordance with Section 3.1.

          (b) Any Shares to be delivered by the Company upon the exercise of Options shall, at the discretion of the Committee, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

          (c) In the event any Option expires or otherwise terminates prior to being fully exercised, new Options may be granted hereunder for the Shares with respect to which the expired or terminated Option was not exercised.

     1.4  Administration of the Plan.

          (a) The Plan shall be administered by the Committee which shall have the authority:

               (1) To interpret and construe the provisions of the Plan and to establish rules and regulations related to it;

               (2) To prescribe the terms and conditions of the Option Agreements in accordance and consistent with the requirements of the Plan; and

               (3) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

          (b) All decisions and determinations of the Committee in the administration of the Plan and on questions or other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons having any interest in any Options which may be granted under the Plan.


     1.5 Effective Date and Duration of Plan. The Plan shall be submitted to the shareholders of the Company for adoption in accordance with the Georgia Business Corporation Code and, if adopted by a majority of all outstanding shares entitled to vote thereon at the 1997 Annual Meeting, shall become effective as of the date of adoption by the shareholders (the "Effective Date"). Unless previously terminated by the Board, the Plan
(but not any then outstanding Options which have not yet expired or otherwise terminated) shall terminate on the tenth anniversary of the Effective Date. The restatement of this Plan shall have no effect whatsoever on any options heretofore granted pursuant to the Plan, all of which shall remain in full force and effect pursuant to this Plan.

                           ARTICLE II

                          Stock Options

     2.1 Grant of Options. On the date of the 1997 Annual Meeting and on the date of each subsequent annual meeting of shareholders of the Company, each person who is a Non-Employee Director immediately after such meeting of shareholders shall be granted an Option to purchase 7,500 Shares, provided, that if on any such subsequent date the Shares available for grant under the Plan are insufficient to cover such levels of grants, then each such director shall be granted Options to purchase that number of Shares which is equal to the number of Shares available for grant hereunder divided by the number of Non-Employee Directors then serving as directors. Any person elected to the Board subsequent to the 1997 Annual Meeting at a time other than at any other annual meeting of shareholders who becomes a Non-Employee Director shall, upon the date of such election, be granted an Option to purchase a whole number (rounded downward) of Shares determined by multiplying 7,500 by a fraction, the numerator of which shall be the number of days between the date of such election and the date which is the first anniversary of the date of the last preceding annual meeting of shareholders and the denominator of which shall be 365.

     2.2  Option Requirements.

          (a) An Option shall be evidenced by an Option Agreement specifying the number of Shares that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee shall determine.

          (b) No Option shall be granted on or after the tenth anniversary of the Effective Date.


          (c) Options shall become vested and exercisable with respect to 50% of the Shares subject to such Option on the second anniversary of the Grant Date thereof, 25% of such Shares on each of the third and fourth anniversaries thereof, and 100% immediately upon the death of the Grantee.

          (d) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

          (e) The Option price per Share shall be equal to the Fair Market Value of a Share on the Grant Date.

          (f) Unless the Committee provides otherwise in the Option Agreement, an Option shall not be transferable other than by will or the laws of descent and distribution and, during the Grantee's lifetime, an Option shall be exercisable only by the Grantee, or if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative.

          (g) Notwithstanding the Option Period applicable to an Option granted hereunder, such Option, to the extent that it has not previously been exercised, shall terminate upon the earliest to occur of (1) the expiration of the applicable Option Period as set forth in the Option Agreement granting such Option, (2) the expiration of 90 days after the Grantee's retirement or termination from service on the Board for any reason other than Disability or death, or (3) the expiration of six months after the death or Disability of the director entitled to the Option.

          (h) A person electing to exercise an Option shall give written notice of such election to the Company, in such form as the Committee may require, accompanied by payment in the manner determined by the Committee, of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may approve, including Shares valued at their Fair Market Value on the date of exercise of the Option.

          (i) Upon the occurrence of a Change in Control, and except as provided in the Option Agreement or Section 2.2(j), all outstanding, unvested Options shall become fully vested and immediately exercisable.

               For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:


               (1) the Company consolidates or merges with or into another corporation, or is otherwise reorganized, if the Company is not the surviving corporation in such transaction or if after such transaction any other corporation, association or other person, entity or group or the shareholders thereof own, directly and/or indirectly, more than 50% of the then outstanding Shares or more than 50% of the assets of the Company; or

               (2) more than 35% of the then outstanding Shares are, in a single transaction or in a series of related transactions, sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group, whether or not any such shareholder or any shareholders included in such group were shareholders of the Company prior to the Change in Control; or

               (3) all or substantially all of the assets of the Company are sold or otherwise transferred to or otherwise acquired by any other corporation, association or other person, entity or group; or

               (4) the occurrence of any other event or circumstance which is not covered by (a) through (c) above which the Committee determines affects control of the Company and constitutes a Change in Control for purpose of the Plan.

          (j) No Option shall have a scheduled vesting date which is earlier than the date two years following the Effective Date. During the two-year period commencing on the Effective Date, the acceleration of vesting provided for above shall not apply in a transaction involving a Change in Control if both of the following circumstances exist:

               (1) The provisions contained in Section 2.2(i) create conditions which would preclude the use of pooling of interests accounting, and

               (2) The completion of the transaction is subject to the use of pooling of interests accounting.

                           ARTICLE III

                       General Provisions

     3.1  Adjustment Provisions.

          (a) In the event of (1) any dividend payable in Shares; (2) any recapitalization, reclassification, split-up or consolidation of, or other change in, the Common Stock; or (3) an exchange

               of the outstanding Shares, in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation, then the Committee shall, in such manner as it shall determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and/or the purchase price per Share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons having any interest in any Options.

          (b) Except as provided in paragraph (a) immediately above, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

     3.2. Additional Conditions. Any Shares issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

     3.3 No Right as Shareholder. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any Shares which are subject to any Option until such Shares have been issued and delivered to the Grantee or any such person pursuant to the exercise of such Option.

     3.4 Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any Shares pursuant to the exercise of an Option would not be lawful for any reason, including without limitation the inability of the Company to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to the Grantee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended (the "Act") in respect of such Shares is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such Shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law.
The Company is in no event obligated to register any such Shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such Shares to any Grantee or other authorized person.


     3.5  Rights Unaffected.  The existence of the Options shall not affect:
(i) the right or power of the Company or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any issue of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof;
(iii) the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; (iv) or any other corporate act of the Company, whether of a similar character or otherwise.

     3.6 Withholding Taxes. As a condition of exercise of an Option, the Company may, in its sole discretion, withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

     3.7 Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia.

          Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

     3.8 Amendment, Suspension and Termination of Plan. The Plan may, from time to time, be terminated, suspended or amended by the Board in such respects as it shall deem advisable; provided, however, that no such amendment shall change the following:

          (a) The maximum aggregate number of Shares for which Options may be granted under the Plan, except as required under any adjustment pursuant to Section 3.1 hereof;

          (b) The Option exercise price, with the exception of any change in such price required as a result of any adjustment pursuant to Section 3.1 hereof and with the further exception of changes in determining Fair Market Value of Shares to conform with any then applicable provision of the Code or regulations promulgated thereunder;

          (c)  The maximum period during which Options may be exercised;

          (d) The termination date of the Plan in any manner which would extend such date; or


          (e) The requirements as to eligibility for participation in the Plan in any material respect.

Provided, that in no event may the Plan be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.


AS APPROVED BY THE BOARD OF DIRECTORS OF NATIONAL VISION ASSOCIATES, LTD. ON FEBRUARY 12, 1997.



                                   NATIONAL VISION ASSOCIATES, LTD.



                                   By:  /s/ James W. Krause
                                        -------------------



























                NATIONAL VISION ASSOCIATES, LTD.
      RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


     THIS RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (together with any amendments hereto, hereinafter referred to as the "Agreement"), made and entered into as of the day or days set forth on Schedule I hereto (Schedule I hereto and any amendments thereto being hereby incorporated herein and made a part of this Agreement by this reference) by and between NATIONAL VISION ASSOCIATES, LTD., a corporation organized under the laws of the State of Georgia (hereinafter referred to collectively as the "Corporation"), and the non-employee director of the Corporation designated on Schedule I hereto (hereinafter referred to as the "Director").

                      W I T N E S S E T H:

     WHEREAS, on April 29, 1997, the Corporation adopted the National Vision Associates, Ltd. Restated Non-Employee Director Stock Option Plan (the "Plan"); and

     WHEREAS, the Director has been selected as an optionee under the Plan, and the Corporation desires to grant to the Director an option to purchase shares of the Corporation's Common Stock, $.01 par value per share (the "Common Stock"), on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements and covenants hereinafter set forth and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. GRANT OF OPTION AND TERM. Subject to the terms and conditions of this Agreement and the terms and conditions of the Plan, which are incorporated herein by reference and which shall govern in the event of any inconsistent or contrary term or condition herein, the Corporation hereby irrevocably grants to the Director the right and option (the "Option") to purchase the number of shares of the Common Stock set forth on Schedule I attached hereto (the "Option Shares"), exercisable in accordance with the provisions of paragraph 2 hereof.

     Subject to earlier termination as provided in paragraph 2(e) hereof, the term of this Option is ten (10) years. In no event may this option be exercised as to any shares covered hereby after 5:00 p.m. on the date which immediately precedes the tenth anniversary of the date of this Agreement.

     2.   OPTION PRICE AND EXERCISE.

          (a) Option Price. The purchase price of each share of Common Stock subject to this Option shall be the amount set forth on Schedule I hereto, which price represents a value not less than the Fair Market Value of each such share as of the date of grant of this Option.


          (b) Exercise of Option. Subject to the other provisions of this Agreement, the Director may exercise this Option only to the extent of one-half (1/2) of the total number of shares subject to such Option, or any portion thereof, after two (2) years from the date hereof and with respect to an additional one-fourth (1/4) of the number of such shares, or any portion thereof, after each succeeding anniversary date hereof, as set forth on Schedule I hereto.

     The right to exercise this Option as to any portion of the shares covered hereby on or after the respective times provided above is cumulative, and a failure to exercise any portion of this Option in any year shall not constitute a lapse of such right during the term of this Option. Notwithstanding any other provision of this Agreement, no partial exercise of this Option may be made for less than 50 shares or, if less than 50 shares are still available for exercise under this Option, the number of such remaining shares.

          (c) Manner of Exercise. This Option may be exercised by delivering written notice of exercise to the Secretary of the Corporation, in person, or by mail, postage prepaid, addressed to the attention of the Secretary of the Corporation at the location at which the Corporation then maintains its principal office, and if so mailed, the date of mailing will be considered the date of exercise. Such notice shall be in substantially the form of Exhibit A attached hereto and shall be accompanied by payment in full of the total purchase price for the shares being purchased. If approved by the Committee at the time of such exercise, such payment may be made, in whole or in part, by transfer and delivery to the Corporation of shares of Common Stock, free and clear of any liens, encumbrances or charges of any kind, valued at their Fair Market Value (as defined in the Plan) on the date of such exercise. The Corporation, in the event of exercise by an authorized person other than the Director, may require proof of the right of such person to exercise this Option. As promptly as practicable after receipt by the Corporation of the aforementioned notice to purchase and the full purchase price, the Corporation shall cause to be issued to the person entitled to purchase the shares for which this Option is exercised, stock certificate(s) for the number of shares of Common Stock being purchased, which shall evidence fully paid and nonassessable shares.

          (d) Person Who May Exercise Option. During the lifetime of the Director, this Option shall be exercisable only by the Director, or if the Director is disabled, by his duly appointed guardian or legal representative. Upon his death, this Option may be exercised by the Director's legal representative or by a person who receives the right to exercise this Option under the Director's will or by the applicable laws of descent and distribution.

          (e) Earlier Termination of Option. Notwithstanding the provisions of subparagraph 2(b) hereof, this Option, to the extent that it has not previously been exercised, shall terminate upon the earliest to occur of (i) the expiration of the term of this Option as set forth in paragraph 1 hereof, (ii) the expiration of 90 days after the Director's resignation or retirement from service on the Board of Directors of the Corporation for any reason other than Disability (as defined in the Plan) or death, or (iii) the expiration of six months after the death or the Disability (as defined in the Plan) of the Director.


     3. TRANSFERABILITY. This Agreement and any rights hereunder shall be nontransferable and nonassignable by the Director or by any other person entitled hereunder to exercise any such rights; provided, however, that upon the death of the Director any rights granted hereunder shall be transferable, subject to the provisions of subparagraph 2(e) hereof, by the Director's will or by the applicable laws of descent and distribution.

     4. ADJUSTMENT OF SHARES. In the event of (i) any dividend payable in shares of Common Stock; (ii) any recapitalization, re-classification, split-up or consolidation of, or other change in, the Common Stock; or
(iii) an exchange of the outstanding shares of Common Stock, in connection with a merger, consolidation or other reorganization of the Corporation or a sale by the Corporation of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Corporation or for shares of the stock or other securities of any other corporation; then the Committee shall, in such manner as it shall determine in its sole discretion, appropriately adjust the number and class of the Option Shares or the number and class of shares or other securities that shall then be subject to this Option and/or the purchase price per share which must be paid thereafter upon exercise of this Option.

     5. INVESTMENT REPRESENTATION. The Director hereby represents, warrants and agrees that:

          (a) The offer of shares under this Agreement is made pursuant to a claim of exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") and applicable state securities law;

          (b) The Corporation shall not be obligated to issue shares of the Common Stock upon exercise of this Option until there has been compliance with any federal, state or foreign laws or regulations which the Corporation may deem applicable;

          (c) The shares that shall be purchased under this Agreement will be purchased for his own account for investment purposes only and not with a view to resale or distribution thereof;

          (d) The shares subject to this Agreement may be unregistered and, if so, will be required to be held indefinitely, unless such shares are subsequently registered or an exemption from registration is then available;

          (e) The Corporation is under no obligation to register such shares, to comply with any such exemption or to supply the Director with any information to enable him to make routine sales of such shares under Rule 144 or any other rule or regulation of the Securities and Exchange Commission; and


          (f) The transfer agent for the Corporation may be instructed not to transfer ownership of the stock certificate(s) representing shares acquired upon any exercise of this Option, unless in the prior written opinion of counsel reasonably acceptable to the Corporation, such transfer is lawful under the Act and applicable state securities laws.

     In regard to the foregoing, the Director understands and agrees that the certificate(s) evidencing any shares that may be purchased pursuant to the exercise of this Option which have not been registered under the Act or any applicable state securities law, may bear an appropriate restrictive legend in a form determined in the sole discretion of the Corporation.

     6. LEGAL RESTRICTIONS. If in the opinion of legal counsel for the Corporation the issuance or sale of any shares of Common Stock pursuant to the exercise of this Option would not be lawful for any reason, including without limitation the inability of the Corporation to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Corporation shall not be obligated to issue or sell any Common Stock pursuant to the exercise of this Option to the Director or any other authorized person unless a registration statement that complies with the provisions of the Act in respect of such shares is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Corporation receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. It is further agreed that the Corporation is in no event obligated to register any shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to the Director.

     7. NO RIGHTS AS SHAREHOLDER. Neither the Director nor any other person authorized to purchase Common Stock upon exercise of this Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to this Option until such shares have been issued and delivered to the Director or any such person pursuant to the exercise of this Option.

     8. WITHHOLDING TAXES. As a condition of exercise of this Option, the Corporation may, in its sole discretion, withhold or require the Director to pay or reimburse the Corporation for any taxes which the Corporation determines are required to be withheld in connection with the grant or any exercise of this Option.

     9. HEIRS AND SUCCESSORS. This Agreement and all terms and conditions hereof shall be binding upon the Corporation and its successors and assigns, and upon the Director and his heirs, legatees and legal representatives.


     10. AMENDMENT. The Corporation hereby reserves the right to amend this Agreement, except that no such amendment shall adversely affect the rights of the Director hereunder without his written consent.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer on Schedule I hereto, and the Director has executed this Agreement on Schedule I hereto, all as of the date and year set forth on Schedule I hereto.



































                           SCHEDULE I
                               to
                NATIONAL VISION ASSOCIATES, LTD.
      RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


Director:

Date of Grant:                          Option Price: $____________ per share

Option Shares Granted:

Vesting Schedule:

     Number of Shares              May Be Purchased Only On Or After
     ----------------              ---------------------------------




     IN WITNESS WHEREOF, the Corporation has caused this Agreement and this
Schedule I to be executed by its duly authorized officer, and the Director has executed this Agreement and this Schedule I, all as of _________________.

                                   NATIONAL VISION ASSOCIATES, LTD.




                                   By:_______________________________
                                              President



                                   __________________________________
                                   DIRECTOR





                            EXHIBIT A

                    EXERCISE OF STOCK OPTION


     The undersigned optionee under that certain National Vision Associates, Ltd. Restated Non-Employee Director Stock Option Agreement, dated as of February 12, 1997, as it may be amended (the "Agreement"), hereby exercises the Option granted under the Agreement for the following number of shares of Common Stock, $.01 par value, subject to the terms and conditions of the
Agreement:


     Number of shares being purchased:            _________________

     Total purchase price submitted herewith:     _________________





                                      ___________________________________
                                      (Signature)



                                      ___________________________________
                                      (Date)